UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202

Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 15, 2021, Unrivaled Brands, Inc. (the "Company") entered into a Consulting Agreement (the “Consulting Agreement”) and a Restricted Stock Award Agreement (the “Imbimbo RSA Agreement”) with Dallas Imbimbo, a director of the Company. Pursuant to the Consulting Agreement, among other things, Mr. Imbimbo will provide the Company with strategic advisory and corporate development services. In consideration for providing those services, the Company (1) agreed to grant Mr. Imbimbo 1,500,000 restricted shares of the Company’s common stock (the “Common Stock”) valued at the closing price of the Common Stock on the trading day prior to the date of the Consulting Agreement, which vest 20% on the date of the Consulting Agreement and 20% on each of January 1, 2022, April 1, 2022, July 1, 2022 and October 1, 2022, and (2) agreed to pay Mr. Imbimbo $16,666.66 per month, payable on the first business day of each month beginning on the first business day of the month after the date of the Consulting Agreement. The term of the Consulting Agreement is one year unless earlier terminated pursuant to the terms of the Consulting Agreement.

Also on September 15, 2021, the Company entered into a Restricted Stock Award Agreement (the “Kovacevich RSA Agreement”) with Nicholas Kovacevich, a director of the Company. Pursuant to the Kovacevich RSA Agreement, among other things, the Company granted to Mr. Kovacevich 1,500,000 restricted shares of Common Stock valued at the closing price of the Common Stock on the trading day prior to the date of the Kovacevich RSA Agreement, which vest 20% on the date of the Kovacevich RSA Agreement and 20% on each of January 1, 2022, April 1, 2022, July 1, 2022 and October 1, 2022.

The descriptions of the Consulting Agreement, the Imbimbo RSA Agreement, and the Kovacevich RSA Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which will be filed as exhibits to a future periodic report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: September 21, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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